UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            June 20, 2006
                                                     ---------------------------

                          John Deere Owner Trust 2006.
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         (Exact name of the Issuing Entity as specified in its charter)

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                           John Deere Receivables Inc.
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            (Exact name of the Depositor as specified in its charter)
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                         John Deere Capital Corporation
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             (Exact name of the Sponsor as specified in its charter)

                                                               Will apply for
     State of Delaware            333-130966-01            EIN or use 36-3837230
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

             c/o John Deere Capital Corporation                    89501
                          Suite 600
                     1 East First Street
                     Reno, Nevada 89501

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          (Address of principal executive offices)                (Zip Code)

 Registrant's telephone number, including area code             (775) 786-5527
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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

         (d)      Exhibits:

                  5.1      Legality opinion of Shearman & Sterling LLP

                  8.1      Tax opinion of Shearman & Sterling LLP

                  8.2 Tax opinion of Lane & Waterman LLP relating to Iowa tax matters

                  23.1 Consent of Shearman & Sterling LLP (included in Exhibits 5.1 and 8.1)

                  23.3     Consent of Lane & Waterman LLP (included in
                           Exhibit 8.2)

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JOHN DEERE RECEIVABLES, INC. (Depositor)



                                       By: /s/ Katrin Watkins
                                           -------------------------------------
                                           Name:  Katrin Watkins
                                           Title: Assistant Secretary



Date:  June 20, 2006

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

 5.1             Legality opinion of Shearman & Sterling LLP

 8.1             Tax opinion of Shearman & Sterling LLP

 8.2 Tax opinion of Lane & Waterman LLP relating to Iowa tax matters

 23.1            Consent of Shearman & Sterling LLP (included in
                 Exhibits 5.1 and 8.1)

 23.3            Consent of Lane & Waterman LLP (included in
                 Exhibit 8.2)



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